Exhibit 10.46
                                AMENDMENT TO THE
                         SURGICAL SAFETY PRODUCTS, INC.
                        2000 STOCK OPTION AND AWARDS PLAN

     THIS AMENDMENT TO THE SURGICAL SAFETY PRODUCTS, INC. 2000 STOCK OPTION AND AWARDS PLAN (the "Amendment") is approved and adopted by the Board of Directors of Surgical Safety Products Inc. this 6th day of June 2000.

1. The terms contained herein shall have the same meaning as those contained in the SURGICAL SAFETY PRODUCTS, INC. 2000 STOCK OPTION AND AWARDS PLAN (the "Plan").

2. The Plan amended hereby was adopted by the Board of Directors on February 7, 2000 and approved by the shareholders of the Company at the annual meeting held on February 28, 2000.

3. The shares underlying the Plan, that is 10,000,000 shares, were registered with the Securities and Exchange Commission on April 13, 2000 on Form S-8.

4. The Board of Directors has decided that it is in the best interest of the Company to modify the Plan under paragraph 21 thereof such that in any calendar year, options and awards to acquire no more than 1,000,000 shares will be granted.

5. To date, no options or awards have been granted under the Plan and accordingly, the rights of no Eligible Person will be altered by this modification.

6. All other terms and conditions of the Plan will remain in full force and effect and this Amendment shall be effective on February 7, 2000. 7. Copies of this Amendment will be provided to participants in the Plan along with the copy of the Plan.

ADOPTED AND APPROVED:

/s/ G.  Michael Swor                     June 6, 2000
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G.  Michael Swor

/s/ Donald K.  Lawrence                  June 6, 2000
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Donald K.  Lawrence

/s/ Sam Norton                           June 6, 2000
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Sam Norton

/s/ James Stuart                         June 6, 2000
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James Stuart

/s/ David Swor                           June 6, 2000
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David Swor

/s/ Dr.  William Saye                    June 6, 2000
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Dr.  William Saye